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                                                                    EXHIBIT 99.2

                              STOCKHOLDER AGREEMENT


        THIS STOCKHOLDER AGREEMENT is entered into as of May 24, 2000, by and between Watson Pharmaceuticals, Inc., a Nevada corporation ("PARENT"), Purchaser (as defined hereinafter), and ____________ ("STOCKHOLDER").

                                    RECITALS

        A. Parent, WS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("PURCHASER"), and Schein Pharmaceutical, Inc., a Delaware corporation (the "COMPANY"), are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT") which provides (subject to the conditions set forth therein) for the Offer, followed by the merger of Purchaser into the Company (the "MERGER").

        B. In order to induce Parent and Purchaser to enter into the Merger Agreement, Stockholder is entering into this Stockholder Agreement.

                                    AGREEMENT

        The parties to this Stockholder Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

        For purposes of this Stockholder Agreement:

        (a) "COMPANY COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

        (b) "EXPIRATION DATE" shall mean the earlier of (i) the date on which the Merger Agreement is validly terminated in accordance with its terms, (ii) the date on which the Merger becomes effective, and (iii) the date on which payment is made to Stockholder of the full purchase price for all shares of Company Common Stock tendered by Stockholder and not withdrawn pursuant to the Offer as provided in the next to the last sentence of Section 3.4 of this Stockholder Agreement; provided, however, that if either (A) a First Option Triggering Event shall have occurred, or (B) prior to the valid termination of the Merger Agreement a Triggering Event (as defined in the Merger Agreement) shall have occurred, "Expiration Date" shall mean the date one year following the date of the occurrence of the First Option Triggering Event or the valid termination of the Merger Agreement, as the case may be.

        (c) A "FIRST OPTION TRIGGERING EVENT" shall be deemed to have occurred if either: (i) less than 24,500,000 shares of Company Common Stock are validly tendered on or before the fifth business day following the commencement of the Offer pursuant to the Merger Agreement, or (ii) shares of Company Common Stock are withdrawn from the Offer such that at any time after the fifth business day following the commencement of the Offer less than 24,500,000 remain tendered and not withdrawn pursuant to the Offer.



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        (d) "OFFER" shall mean a cash tender offer made by Purchaser to acquire all of the outstanding shares of Company Common Stock at a price of $19.50 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Merger Agreement.

        (e) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

        (f) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

        (g) A "SECOND OPTION TRIGGERING EVENT" shall be deemed to have occurred if: (i) an Acquisition Proposal (as defined in the Merger Agreement) shall have been disclosed, announced, commenced, submitted or made, and (ii) the Company becomes aware of such Acquisition Proposal.

        (h) "SUBJECT SECURITIES" shall mean: (i) forty-six and nine-tenths percent of all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Stockholder Agreement; and (ii) forty-six and nine-tenths percent of all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Stockholder Agreement through the Expiration Date.

        (i) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

SECTION 2. PROHIBITION ON TRANSFER OF SUBJECT SECURITIES

        2.1 PROHIBITION ON TRANSFER OF SUBJECT SECURITIES. During the period from the date of this Stockholder Agreement through the Expiration Date, except pursuant to this Stockholder Agreement or the Merger Agreement, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected.

        2.2 PROHIBITION ON TRANSFER OF VOTING RIGHTS. During the period from the date of this Stockholder Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3. TENDER AND VOTING OF SHARES; PARENT'S OBLIGATIONS

        3.1 AGREEMENT TO TENDER. During the period from the date of this Stockholder Agreement through the Expiration Date, Stockholder shall validly tender, or shall cause to be



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validly tendered, pursuant to the Offer, not less than forty-six and nine-tenths percent of the shares of Company Common Stock that are Owned by Stockholder at the time of the commencement of the Offer pursuant to the Merger Agreement and shall not withdraw shares so tendered from the Offer; provided that if the Offer is amended in a circumstance that requires the consent or approval of the Company pursuant to Section 1.01 of the Merger Agreement, Stockholder shall not be obligated to tender hereunder unless the amendment is made with his prior written approval. For all shares of Company Common Stock validly tendered in the Offer and not withdrawn, Stockholder shall be entitled to receive the highest price paid by Purchaser in the Offer.

        3.2 VOTING AGREEMENT. During the period from the date of this Stockholder Agreement through the Expiration Date:

             (a) at any meeting of stockholders of the Company, however called, Stockholder shall cause forty-six and nine-tenths percent of all outstanding shares of Company Common Stock that are Owned by Stockholder as of the record date fixed for such meeting to be voted:

                    (i) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement as necessary for the consummation of the Merger;

                    (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

                    (iii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) except as permitted by Section 1.03 of the Merger Agreement, any change in a majority of the board of directors of the Company; (E) except as permitted by Section 2.04 of the Merger Agreement, any amendment to the Company's certificate of incorporation; (F) any change in the capitalization of the Company or the Company's corporate structure; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Merger Agreement or this Stockholder Agreement.

Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(i)," "(ii)" or "(iii)" of the preceding sentence.

             (b) in the event written consents are solicited or otherwise sought from stockholders of the Company with respect to the approval or adoption of the Merger Agreement,



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with respect to the approval of the Merger or with respect to any of the other actions contemplated by the Merger Agreement as necessary for the consummation of the Merger, Stockholder shall cause to be executed, with respect to forty-six and nine-tenths percent of all outstanding shares of Company Common Stock that are Owned by Stockholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.

        3.3 IRREVOCABLE PROXY. Contemporaneously with the execution of this Stockholder Agreement: (i) Stockholder shall deliver to Parent a proxy in the form attached to this Stockholder Agreement as EXHIBIT A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "IRREVOCABLE PROXY"); and (ii) Stockholder shall cause to be delivered to Parent an additional Irrevocable Proxy (in the form attached hereto as EXHIBIT A) executed on behalf of the record owner of forty-six and nine-tenths percent of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

        3.4 PARENT'S OBLIGATIONS. The obligation of Parent to cause Purchaser to commence the Offer, conduct and consummate the Offer and accept for payment, and pay for, the shares of Company Common Stock tendered and not withdrawn pursuant to the Offer shall be subject only to the terms and conditions of the Merger Agreement and any amendments thereto. Parent shall comply, and shall cause Purchaser to comply, with all of its obligations under the Merger Agreement. Subject to the terms and conditions of the Offer, Purchaser shall, and Parent shall cause Purchaser to, accept for payment, and pay for, all shares of Company Common Stock tendered by Stockholder and not withdrawn pursuant to the Offer, the purchase price of which shall be the highest per share price paid for shares of the Company's Common Stock in the Offer. Parent shall provide or cause to be provided to Purchaser on a timely basis the funds sufficient to accept for payment, and pay for, any and all shares of Company Common Stock that Purchaser becomes obligated to accept for payment and pay for, pursuant to the Offer.

SECTION 4. OPTIONS

        4.1 FIRST OPTION. From and after the occurrence of a First Option Triggering Event until the Expiration Date, Purchaser shall have the absolute right to purchase, from time to time, up to an aggregate of forty-six and nine-tenths percent of all of the outstanding shares of Company Common Stock that are Owned by Stockholder as of the date on which Purchaser shall exercise such right, at a purchase price of $12.00 per share (the "FIRST OPTION EXERCISE PRICE"), net to Stockholder in cash, upon the terms and subject to the conditions set forth in this Stockholder Agreement. In the event Purchaser wishes to exercise the right referred to in the preceding sentence (the "First Option"), Purchaser shall deliver to Stockholder a written notice (an "Exercise Notice") specifying: (i) the number of shares of Company Common Stock Purchaser will purchase; (ii) the place at which such shares are to be purchased; and
(iii) the date on which such shares are to be purchased. (The date of delivery of such Exercise Notice to Stockholder is referred to as the applicable "First Notice Date," and the First Option shall be deemed to have been validly exercised on such First Notice Date with respect to the shares referred to in such Exercise Notice.) The closing of the purchase of such shares (the applicable "First Closing") shall take place at the place specified in the Exercise Notice and on the date



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specified in such Exercise Notice (the applicable "First Closing Date");
provided, however, that: (A) if such purchase cannot be consummated on such First Closing Date by reason of any applicable law, rule, regulation or other legal impediment, then Purchaser may extend the First Closing Date to a date (either before or after the Expiration Date) not more than 30 days after the date on which such impediment is removed; and (B) if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required, or if any waiting period must expire or be terminated, in connection with such purchase, then (1) Stockholder shall use its best efforts (and shall take all action within its control) to ensure that the Company shall promptly cause to be filed the required notice or application for approval and shall expeditiously process such notice or application, (2) Stockholder shall use its best efforts (and shall take all action within its control) to ensure that the Company shall cooperate with Purchaser in the filing of any such notice or application required to be filed by Purchaser and in the obtaining of any such approval required to be obtained by Purchaser, and (3) Purchaser may extend the First Closing Date to a date (either before or after the Expiration Date) not more than 30 days after the latest date on which any required notification has been made, any required approval has been obtained or any required waiting period has expired or been terminated. At the First Closing of the purchase of the shares pursuant to the First Option, Stockholder shall deliver to Purchaser all of the shares of Company Common Stock to be purchased by delivery of a certificate or certificates evidencing such shares so purchased by Purchaser duly endorsed or with executed blank stock power attached, and Purchaser shall make payment to Stockholder of the aggregate First Option Exercise Price for the shares being purchased upon exercise of the First Option in immediately available funds.

        4.2 SECOND OPTION.

             (a) If (i) the Merger Agreement has not been terminated, (ii) a Second Option Triggering Event has occurred, and (iii) the Stockholder has, directly or indirectly, either (A) taken any action, or failed to take any action, that could be construed to suggest that Stockholder might not support the prompt completion of a transaction with Parent and Purchaser similar to the Offer and the Merger, including, without limitation, having withdrawn shares tendered pursuant to the Offer, or (B) taken any action, or failed to take any action, that could be construed to suggest that Stockholder might support an Acquisition Proposal disclosed, announced, commenced, submitted or made by a person or entity (other than Parent or Purchaser), Purchaser shall, in its sole discretion, have the absolute right either (1) to require that Stockholder validly tender, pursuant to the Offer, all but not less than all of the outstanding shares of Company Common Stock that are Owned by Stockholder as of the date on which Purchaser shall exercise such right, and that such shares not be withdrawn, or (2) to purchase all but not less than all of the outstanding shares of Company Common Stock that are Owned by Stockholder as of the date on which Purchaser shall exercise such right, at a purchase price of $19.50 per share (the "SECOND OPTION EXERCISE PRICE"), net to Stockholder in cash, upon the terms and subject to the conditions set forth in this Stockholder Agreement, which right shall be exercised (and, if not timely exercised, forfeited) on or prior to the date one year after the first to occur of the circumstances described in clause (iii)(A) or (iii)(B) of this Section 4.2(a).

             (b) If (i) the Merger Agreement has been terminated (A) in accordance with the provisions of Section 9.01(d), 9.01(e)(i) or 9.01(e)(ii)(B) of Article IX of the Merger Agreement; (B) by Parent in accordance with the provisions of Section 9.01(c) of the Merger



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Agreement; (C) by the Company in accordance with the provisions of Section
9.01(c) after an Acquisition Proposal has been disclosed, announced, commenced, submitted or made; (D) in accordance with the provisions of Section 9.01(f) the Merger Agreement if (1) an Acquisition Proposal has been disclosed, announced, commenced, submitted or made and (2) the Offer has expired without any Shares having been purchased pursuant to the Offer; or (E) in accordance with the provisions of Section 9.01(f) of the Merger Agreement in the circumstances described in paragraphs (f), (h) (as it relates to Section 6.01(b)), (i) or (j) of Annex A to the Merger Agreement, (ii) a Second Option Triggering Event has occurred, and (iii) prior to or during the one year period after the occurrence of the Second Option Triggering Event, Stockholder has, directly or indirectly, taken any action, or failed to take any action, that could be construed to suggest that Stockholder might support an Acquisition Proposal disclosed, announced, commenced, submitted or made by a person or entity (other than Parent or Purchaser), Purchaser shall have the absolute right to purchase all but not less than all of the outstanding shares of Company Common Stock that are Owned by Stockholder as of the date on which Purchaser shall exercise such right, at a purchase price per share equal to the Second Option Exercise Price, net to Stockholder in cash, upon the terms and subject to the conditions set forth in this Stockholder Agreement, which right shall be exercised (and, if not timely exercised, forfeited) on or prior to the date one year after the occurrence of the circumstances described in clause (iii) of this Section 4.2(b); provided, that if, after the valid termination of the Merger Agreement, Stockholder informs Purchaser in writing that it desires to sell all but not less than all of the outstanding shares of Company Common Stock that are Owned by Stockholder pursuant to a bona fide third-party offer, then Purchaser shall have a reasonable period of time during which to, and shall receive all information reasonably necessary to decide whether to, exercise the right to purchase contained in this Section 4.2. If such right is not exercised within such reasonable time, Stockholder may sell such shares pursuant to such offer without further rights in respect thereof inuring to Purchaser. Upon such sale (but only upon such sale), Purchaser's option hereunder shall terminate.

             (c) Subject to the proviso at the end of Section 4.2(b), during the one-year period that Purchaser shall be entitled to exercise its option right under Section 4.2(a) or 4.2(b) (the "Option Exercise Period"), Stockholder shall ensure that all shares of Company Common Stock or other voting securities of the Company that are Owned by Stockholder are voted in the manner set forth in the form of proxy attached to this Stockholder Agreement as EXHIBIT B.

             (d) Subject to the proviso at the end of Section 4.2(b), within two business days after the date on which the Option Exercise Period commences: (i) Stockholder shall deliver to Parent a proxy in the form attached to this Stockholder Agreement as EXHIBIT B, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "IRREVOCABLE PROXY"); and (ii) Stockholder shall cause to be delivered to Parent an additional Irrevocable Proxy (in the form attached hereto as EXHIBIT B) executed on behalf of the record owner all of the outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

In the event Purchaser wishes to exercise the option right referred to in
Section 4(a) or 4(b) of this Stockholder Agreement (the "Second Option"), Purchaser shall deliver to Stockholder an Exercise Notice during the applicable Option Exercise Period specifying: (i) the place at which



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the outstanding shares of the Company Common Stock that are Owned by Stockholder as of the Second Notice Date (as defined hereafter) are to be purchased; (ii) the date on which such shares are to be purchased, which, except as provided hereafter, shall be not later than the date 15 days after the Second Notice
Date. (The date of delivery of such Exercise Notice to Stockholder is referred to as the applicable "Second Notice Date," and the Second Option shall be deemed to have been validly and timely exercised on such Notice Date provided that such Exercise Notice is delivered within the applicable notice period.) The closing of the purchase of such shares (the applicable "Second Closing") shall take place at the place specified in the Exercise Notice and on the date specified in such Exercise Notice (the applicable "Second Closing Date"); provided, however, that: (A) if such purchase cannot be consummated on such Second Closing Date by reason of any applicable law, rule, regulation or other legal impediment, then Purchaser may extend the Second Closing Date to a date (either before or after the date on which the applicable Exercise Period would expire) not more than 30 days after the date on which such impediment is removed; and (B) if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required, or if any waiting period must expire or be terminated, in connection with such purchase, then (1) Stockholder shall use its best efforts (and shall take all actions within its control) to ensure that the Company shall promptly cause to be filed the required notice or application for approval and shall expeditiously process such notice or application, (2) Stockholder shall use its best efforts (and shall take all actions within its control) to ensure that the Company shall cooperate with Purchaser in the filing of any such notice or application required to be filed by Purchaser and in the obtaining of any such approval required to be obtained by Purchaser, and (3) Purchaser may extend the Second Closing Date to a date (either before or after the date on which the applicable Exercise Period would expire) not more than 30 days after the latest date on which any required notification has been made, any required approval has been obtained or any required waiting period has expired or been terminated. At the Second Closing of the purchase of the shares pursuant to the Second Option, Stockholder shall deliver to Purchaser all of the shares of Company Common Stock to be purchased by delivery of a certificate or certificates evidencing such shares so purchased by Purchaser duly endorsed or with executed blank stock power attached, and Purchaser shall make payment to Stockholder of the aggregate Second Option Exercise Price for the shares being purchased upon exercise of the Second Option in immediately available funds.

        4.3 PURCHASE OF ALL SHARES. If, at any time, Purchaser shall have the right to purchase all or less than all of the outstanding shares of the Company Common Stock that are Owned by Stockholder by virtue of Purchaser having the right to exercise the First Option and the Second Option at the same time or to elect which of such options it will exercise at that time, then Purchaser must elect, if it exercises either of such rights, to purchase all but not less than all of such shares, in which event the purchase price for such shares shall be $19.50.

SECTION 5. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        If the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction, then the type and number of shares or other securities subject to this Stockholder Agreement, the applicable First Option Exercise Price and Second Option Exercise Price and the other numbers and dollar amounts referred to in this Stockholder Agreement shall be adjusted appropriately,



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and the Company shall ensure that proper provision is made in the agreements and other documents governing such transaction so that Purchaser shall receive upon exercise of the First Option and the Second Option the same class and number of outstanding shares or other securities or property that Purchaser would have received if the First Option or Second Option, as the case may be, had been exercised immediately prior to such transaction or the record date for determining the stockholders entitled to participate in such transaction, as applicable.

SECTION 6. WAIVER OF APPRAISAL RIGHTS

        Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of the ownership of any outstanding shares of Company Common Stock Owned by Stockholder.

SECTION 7. NO SOLICITATION

        During the period from the date of this Stockholder Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his Representatives (as defined in the Merger Agreement) do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in the Merger Agreement) or take any action that could reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

SECTION 8. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Stockholder hereby represents and warrants to Parent as follows:

        8.1 AUTHORIZATION, ETC. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Stockholder Agreement and the Irrevocable Proxy and to perform his obligations hereunder and thereunder. This Stockholder Agreement and the Irrevocable Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        8.2 NO CONFLICTS OR CONSENTS

             (a) The execution and delivery of this Stockholder Agreement and the Irrevocable Proxy by Stockholder do not, and the performance of this Stockholder Agreement and the Irrevocable Proxy by Stockholder will not: (i) conflict with or violate any law, rule,



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regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or, except for those rights set forth in the General Shareholders Agreement dated as of September 30, 1994 among Stockholder, the Company and the other stockholders of the Company that are parties thereto (the "General Shareholders Agreement"), and in the Continuing Shareholders Agreement dated as of September 30, 1994 among Stockholder, the Company and the other stockholders of the Company that are parties thereto (the "Continuing Shareholders Agreement") all of which have been waived in connection with the Merger and the Offer, give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

             (b) The execution and delivery of this Stockholder Agreement and the Irrevocable Proxy by Stockholder do not, and the performance of this Stockholder Agreement and the Irrevocable Proxy by Stockholder will not, require any consent or approval of any Person, except for those consents and approvals set forth in the General Shareholders Agreement and the Continuing Shareholders Agreement, all of which have been obtained or waived in connection with the Merger and the Offer.

        8.3 TITLE TO SECURITIES. As of the date of this Stockholder Agreement:
(a) Stockholder holds of record (free and clear of any encumbrances or restrictions, except those set forth in the General Shareholders Agreement and the Continuing Shareholders Agreement) the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions, except those set forth in the General Shareholders Agreement and the Continuing Shareholders Agreement) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof or in the General Shareholders Agreement or in the Continuing Shareholders Agreement.

        8.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Stockholder Agreement are accurate in all material respects as of the date of this Stockholder Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

SECTION 9. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER.

        Parent and Purchaser hereby represent and warrant to Stockholder as follows:

        9.1 ORGANIZATION; AUTHORIZATION, ETC.



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             (a) Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

             (b) Each of Parent and Purchaser has the absolute and unrestricted corporate power and authority to execute and deliver this Stockholder Agreement and to perform its obligations hereunder. This Stockholder Agreement has been duly executed and delivered by each of Parent and Purchaser and constitute legal, valid and binding obligations of each of them, enforceable against each of them in accordance with the terms hereof, subject to (i) laws of general application relating to bankruptcy, insolvency and the receipt of debtors, and
(ii) rules of laws governing specific performance, injunctive relief and other equitable remedies.

        9.2 NO CONFLICT; CONSENTS.

             (a) The execution and delivery of this Stockholder Agreement by each of Parent and Purchaser does not, and the performance of this Stockholder Agreement by each of Parent and Purchase will not: (i) conflict with the Certificate of Incorporation or By-laws of Parent or Purchaser; or (ii) conflict with or violate any laws, rule, regulation, order, decree or judgment applicable to Parent or Purchaser or by which either of their respective properties is or may be bound or affected.

             (b) The execution and delivery of this Stockholder Agreement by Parent and Purchaser do not, and the performance of this Stockholder Agreement will not, require any consent or approval of any person.

SECTION 10. ADDITIONAL COVENANTS

        10.1 FURTHER ASSURANCES. From time to time, at the other party's reasonable request, and without additional consideration, each party shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, for the purpose of carrying out and furthering the intent of this Stockholder Agreement; provided, however, that nothing herein shall obligate Stockholder to take any action that would cause Stockholder to violate or breach the General Shareholders Agreement. Stockholder shall, upon the request of Parent, execute and deliver such documents as are necessary to terminate the General Shareholders Agreement and the Continuing Shareholders Agreement and shall act reasonably and in good faith to execute and deliver mutual releases with the Company pursuant to which the Company releases Stockholder of all of its obligations under, and Stockholder releases the Company of all of its obligations under, the General Shareholders Agreement and the Continuing Shareholders Agreement.

        10.2 LEGEND. Immediately after the execution of this Stockholder Agreement (and from time to time upon the acquisition by Stockholder of Ownership of any shares of Company Common Stock prior to the Expiration Date), Stockholder shall ensure that each certificate evidencing any outstanding shares of Company Common Stock or other securities of the Company Owned by Stockholder bears a legend in the following form:

        THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR

        DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE STOCKHOLDER AGREEMENT DATED AS OF MAY 24, 2000, BETWEEN THE ISSUER AND _____________, AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

SECTION 11. MISCELLANEOUS

        11.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Stockholder in this Stockholder Agreement shall terminate on the Expiration Date; provided, however, that nothing set forth in this Stockholder Agreement shall relieve any party from liability or damages resulting from a breach of this Stockholder Agreement occurring prior to the Expiration Date.

        11.2 ACTIONS AS DIRECTOR. [ONLY APPLICABLE TO STOCKHOLDERS WHO ARE DIRECTORS]. The restrictions and covenants contained in this Stockholder Agreement apply to Stockholder only in his capacity as a stockholder of the Company and not in his capacity as a director of the Company.

        11.3 NONINTERFERENCE. Stockholder shall ensure that no action is taken by it (and shall use its best efforts (and shall take all action within its control) to ensure that no action is taken by the Company) that interferes (or could interfere) in any material respect with Purchaser's ability to exercise the First Option or the Second Option or that diminishes (or that could diminish) in any material respect the rights or benefits provided to Purchaser under this Stockholder Agreement.

        11.4 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Stockholder Agreement shall be paid by the party incurring such costs and expenses.

        11.5 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Stockholder Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) two business days after mailed by registered mail, by courier or express delivery service or sent by facsimile, to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

               if to Stockholder:

                    at the address set forth below Stockholder's signature on the signature page hereof if to Parent or Purchaser:

                    Watson Pharmaceuticals, Inc.
                    311 Bonnie Circle
                    Corona, CA 91718

                    Attn: General Counsel
                    Fax:   (909) 270-1429

        11.6 SEVERABILITY. If any provision of this Stockholder Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Stockholder Agreement. Each provision of this Stockholder Agreement is separable from every other provision of this Stockholder Agreement, and each part of each provision of this Stockholder Agreement is separable from every other part of such provision.

        11.7 ENTIRE AGREEMENT. This Stockholder Agreement, the Irrevocable Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Stockholder Agreement shall be binding upon either party unless made in writing and signed by both parties.

        11.8 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Stockholder Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any party and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Stockholder Agreement shall be binding upon Stockholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Stockholder Agreement, this Stockholder Agreement shall be binding upon any Person to whom any securities of the Company Owned by Stockholder at any time are transferred. Nothing in this Stockholder Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

        11.9 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Stockholder Agreement or the Irrevocable Proxy was not performed in accordance with its specific terms or was otherwise breached. The parties hereto agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Stockholder Agreement or in the Irrevocable Proxy, the other Parties hereto shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. The Parties hereto further agrees that none of the Parties hereto shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11.9, and

Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        11.10 NON-EXCLUSIVITY. The rights and remedies of any Party under this Stockholder Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of any Party under this Stockholder Agreement are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

        11.11 GOVERNING LAW. This Stockholder Agreement and the Irrevocable Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws). EACH PARTY TO THIS STOCKHOLDER AGREEMENT IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS STOCKHOLDER AGREEMENT OR THE IRREVOCABLE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS STOCKHOLDER AGREEMENT OR THE IRREVOCABLE PROXY.

        11.12 COUNTERPARTS. This Stockholder Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        11.13 CAPTIONS. The captions contained in this Stockholder Agreement are for convenience of reference only, shall not be deemed to be a part of this Stockholder Agreement and shall not be referred to in connection with the construction or interpretation of this Stockholder Agreement.

        11.14 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Stockholder Agreement or the enforcement of any provision of this Stockholder Agreement is brought against any Party to this Stockholder Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

        11.15 WAIVER. No failure on the part of any Party to this Stockholder Agreement to exercise any power, right, privilege or remedy under this Stockholder Agreement, and no delay on the part of any Party to this Stockholder Agreement in exercising any power, right, privilege or remedy under this Stockholder Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party to this Stockholder Agreement shall not be deemed to have waived any claim available to him or if arising out of this Stockholder Agreement, or any power, right, privilege or remedy available to him or if under this Stockholder Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on his or its behalf; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        11.16 CONSTRUCTION.

             (a) For purposes of this Stockholder Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

             (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Stockholder Agreement.

             (c) As used in this Stockholder Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

             (d) Except as otherwise indicated, all references in this Stockholder Agreement to "Schedule", "Sections" and "Exhibits" are intended to refer to Schedule to this Stockholder Agreement, Sections of this Stockholder Agreement and Exhibits to this Stockholder Agreement.

        11.17 TERMINATION. Notwithstanding any other provision of this Stockholder Agreement to the contrary, in the event of the termination of the Merger Agreement for any reason other than a termination (A) pursuant to Section 9.01(d), 9.01(e)(i) or 9.01(e)(ii)(B) of Article IX of the Merger Agreement; (B) by Parent pursuant to Section 9.01(c) of the Merger Agreement; (C) by the Company pursuant to Section 9.01(c) of the Merger Agreement after an Acquisition Proposal has been disclosed, announced, commenced, submitted or made; (D) pursuant to Section 9.01(f) of the Merger Agreement if (1) an Acquisition Proposal has disclosed, announced, commenced, submitted or made and (2) the Offer has expired without any Shares having been purchased pursuant to the Offer; or (E) pursuant to Section 9.01(f) of the Merger Agreement in the circumstances described in paragraphs (f), (h) (as it relates to Section 6.01),
(i) or (j) of Annex A to the Merger Agreement, this Agreement shall forthwith terminate and shall become void and there shall be no liability on the part of any party hereto (or any of its affiliates, directors, officers, employees, agents, legal and financial advisors or other representatives); provided, however, that (A) nothing set forth in this Stockholder Agreement shall diminish or otherwise adversely affect any rights, benefits or remedies of Parent or Purchaser that have vested, accrued or otherwise become available prior to such termination, including Purchaser's right to exercise the First Option or the Second Option to the extent either of them have become exercisable prior to such termination, and (B) nothing set forth in this Stockholder Agreement shall relieve any party from liability or damages resulting from any breach of this Agreement.

        IN WITNESS WHEREOF, Parent, Purchaser and Stockholder have caused this Stockholder Agreement to be executed as of the date first written above.

                                       WATSON PHARMACEUTICALS, INC.

                                       By:
                                          ---------------------------------
                                       Its:

                                       WS ACQUISITION CORP.:

                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------

                                       STOCKHOLDER

                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------

                                       Address:
                                               ----------------------------
                                               ----------------------------
                                               ----------------------------

                                       Facsimile:
                                                 --------------------------

                                                        ADDITIONAL SECURITIES
     SHARES HELD OF RECORD   OPTIONS AND OTHER RIGHTS     BENEFICIALLY OWNED
     ---------------------   ------------------------     ------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

        The undersigned stockholder of Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Allen Chao, Fred Wilkinson and Watson Pharmaceuticals, Inc., a Nevada corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to forty-six and nine-tenths percent of (i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Stockholder Agreement, dated as of the date hereof, between Parent, WS Acquisition Corp., a Delaware corporation ("Purchaser") and the undersigned (the "Stockholder Agreement"), and is granted in consideration of Parent and Purchaser entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Purchaser and the Company (the "Merger Agreement").

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Stockholder Agreement) at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the Company:

        (i) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement as necessary for the consummation of the Merger;

        (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

        (iii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) except as permitted by Section 1.03 of the Merger Agreement, any change in a majority of the board of directors of the Company; (E) except as permitted by Section 2.04 of the Merger Agreement, any amendment to the Company's certificate of incorporation; (F) any change in the capitalization of the Company or the Company's corporate structure; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Merger Agreement or the Stockholder Agreement.

        The undersigned may vote the Shares on all other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate upon the Expiration Date.

Dated:  ________, 2000.

                                       ------------------------------------
                                       Name

                                       Number of shares of common
                                       stock of the Company owned of
                                       record as of the date of this
                                       proxy:

                                       ------------------------------------

                                    EXHIBIT B

                            FORM OF IRREVOCABLE PROXY

        The undersigned stockholder of Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Allen Chao, Fred Wilkinson and Watson Pharmaceuticals, Inc., a Nevada corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to
(i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Stockholder Agreement, dated as of the date hereof, between Parent, WS Acquisition Corp., a Delaware corporation ( "Purchaser") and the undersigned (the "Stockholder Agreement"), and is granted in consideration of Parent and Purchaser entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Purchaser and the Company (the "Merger Agreement").

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the one year anniversary of a Second Option Triggering Event (as defined in the Stockholder Agreement) at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the
Company:

             (i) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement as necessary for the consummation of the Merger;

             (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

             (iii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) except as permitted by
        Section 1.03 of the Merger Agreement, any change in a majority of the board of directors of the Company; (E) except as permitted by

        Section 2.04 of the Merger Agreement, any amendment to the Company's certificate of incorporation; (F) any change in the capitalization of the Company or the Company's corporate structure; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Merger Agreement or the Stockholder Agreement., in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement as necessary for the consummation of the Merger.

        The undersigned may vote the Shares on all other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate one year after the date on which a Second Option Triggering Event shall have occurred.

Dated:  ________, 2000.

                                       ------------------------------------
                                       Name

                                       Number of shares of common stock of the
                                       Company owned of record as of the date of this proxy: __________________________